UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 16, 2026
L3HARRIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Boulevard
Melbourne,	Florida	32919
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	LHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01    Other Events.

Appointment of Leader of Space & Mission Systems and Communications & Spectrum Dominance Segments

On April 16, 2026, L3Harris Technologies, Inc. (the “Company”), through its wholly owned subsidiary, Aerojet Rocketdyne Holdings, Inc. (“AJRD”), entered into definitive agreements with the United States Department of War (the “Investor”). The agreements provide for the issuance and sale of shares of Series A Convertible Preferred Stock of AJRD (the “Series A Preferred Stock”) and warrants (the “Warrants”) to purchase common stock of AJRD (the “Common Stock”) for an aggregate purchase price of $1 billion.

The purpose of the investment is to strengthen the U.S. defense industrial base by providing funding for AJRD to expand and modernize its facilities, accelerate research and development, and increase production capacity for critical technologies.

The Series A Preferred Stock will be convertible into shares of AJRD’s Common Stock at the Investor’s option. In the event of an initial public offering (“IPO”) of AJRD’s Common Stock, the Series A Preferred Stock will automatically convert into Common Stock of the IPO Company at a conversion price equal to 80% of the price to the public in the IPO (the “IPO Price”) reflecting a mutually agreed-upon valuation that aligns with the strategic objectives of the investment, and the Warrants will be automatically exchanged for new warrants, which are exercisable from time to time to purchase 3% of the common stock of the IPO Company, on a fully diluted basis, with an average exercise price of 110% of the IPO Price. Upon completion of the IPO, the Investor is expected to own less than 10% of the IPO Company’s common stock on an as-exercised basis.

The agreements contain customary representations, warranties, and covenants by the Company and the Investor. The Agreement also provides for certain registration rights for the shares of Common Stock issuable upon conversion of the Series A Preferred Stock. Under the terms of the agreements, AJRD may redeem the Series A Preferred Stock and Warrants held by the Investor under certain conditions.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

      The following exhibits are provided herewith:

Exhibit Number	Description
99.1	Press Release issued by L3Harris Technologies, Inc. on April 23, 2026.
104	Cover Page Interactive Data File formatted in Inline XBRL

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3HARRIS TECHNOLOGIES, INC.
	By:	/s/ Christoph Feddersen
		Name:	Christoph Feddersen
Date: April 23, 2026		Title:	Senior Vice President, General Counsel and Secretary

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